______________________________________________

                        KRISPY KREME DOUGHNUT CORPORATION

                        NONQUALIFIED STOCK OWNERSHIP PLAN

                           EFFECTIVE FEBRUARY 1, 1999

                  ______________________________________________

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1 -- PURPOSE; EFFECTIVE DATE..........................................1

ARTICLE 2 -- DEFINITIONS......................................................1
   2.1  Account...............................................................1
   2.2. Beneficiary...........................................................1
   2.3. Board.................................................................1
   2.4  Change in Control.....................................................1
   2.5  Code..................................................................2
   2.6  Committee.............................................................2
   2.7  Company...............................................................2
   2.8  Compensation..........................................................2
   2.9  Determination Date....................................................2
   2.10 Disability (or Disabled)..............................................2
   2.11 Distribution Election.................................................2
   2.12 Earnings..............................................................2
   2.13 Effective Date........................................................2
   2.14 Employee..............................................................3
   2.15 ERISA.................................................................3
   2.16 Krispy Kreme Stock Index..............................................3
   2.17 KSOP.=................................................................3
   2.18 Participant...........................................................3
   2.19 Plan..................................................................3
   2.20 Plan Year.............................................................3
   2.21 Stock Contributions...................................................3
   2.22 Year of Service.......................................................3

ARTICLE 3 -- PARTICIPATION AND DEFERRALS......................................4
   3.1  Eligibility and Participation.........................................4

ARTICLE 4 -- STOCK CONTRIBUTIONS..............................................4
   4.1 Stock Contributions....................................................4

ARTICLE 5 -- ACCOUNTS.........................................................4
   5.1  Account...............................................................4
   5.2  Determination of Accounts.............................................5
   5.3  Investment of Account.................................................5
   5.4  Vesting of Accounts...................................................5
   5.5  Statement of Accounts.................................................5

ARTICLE 6 -- BENEFIT PAYMENTS.................................................5
   6.1  Time of Benefit Payments..............................................5
   6.2  Manner of Benefit Payments............................................6
   6.3  Withholding; Payroll Taxes............................................6
   6.4  Code ss. 162(m) Restriction...........................................6
   6.5  Payment to Guardian...................................................6

ARTICLE 7. -- BENEFICIARY DESIGNATION.........................................7
   7.1  Beneficiary Designation...............................................7

ARTICLE 8 --ADMINISTRATION....................................................7
   8.1  Committee.............................................................7

ARTICLE 9. -- AMENDMENT AND TERMINATION OF PLAN...............................8
   9.1  Amendment.............................................................8
   9.2  Company's Right to Terminate..........................................8

ARTICLE 10 -- MISCELLANEOUS...................................................8
   10.1  Unfunded Plan........................................................8
   10.2  Unsecured General Creditor...........................................9
   10.3  Trust Fund...........................................................9
   10.4  Nonassignability.....................................................9
   10.5  Not a Contract of Employment.........................................9
   10.6  Governing Law........................................................9
   10.7  Validity............................................................10
   10.8  Successors..........................................................10
   10.9  Captions............................................................10
   10.10 Arbitration of Disputes.............................................10
   10.11 Unclaimed Benefit...................................................10
   10.12 Discharge of Obligations............................................10
   10.13 Limitations on Liability............................................10
   10.14 Entire Agreement....................................................11

                        KRISPY KREME DOUGHNUT CORPORATION

                        NONQUALIFIED STOCK OWNERSHIP PLAN

                                    ARTICLE 1
                             PURPOSE; EFFECTIVE DATE

         The purpose of this Nonqualified Stock Ownership Plan is to enable the Company's executives to receive the same retirement plan contributions from the Company as is available to other employees of the Company under the KSOP. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing them with these benefits. The Plan is a nonqualified deferred compensation plan intended to be an unfunded plan as described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974. The Plan shall be effective as of February 1, 1999.

                                    ARTICLE 2
                                   DEFINITIONS

         Whenever used in this document, the following terms shall have the meanings set forth in this Article unless a contrary or different meaning is expressly provided:

         2.1  "ACCOUNT"   means  the  separate   account   established   and
maintained for each Participant which represents his or her vested and unvested interest in the Plan as of any date, as adjusted for allocations of Earnings, distributions, and other factors that may affect the value of such Account.

         2.2.  "BENEFICIARY" means the person,  persons or entity entitled under
Section 7 to receive any Plan benefits payable after a Participant's death.

         2.3  "BOARD" means the Board of Directors of the Company.

         2.4 "CHANGE IN CONTROL" means the date on which the earlier of the following Events occurs:

               (a) The acquisition by any entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 30% of the outstanding capital stock of the Company entitled to vote for the election of directors ("Voting Stock");

               (b) The merger or consolidation of the Company with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such a merger or consolidation hold less than 60% of the Voting Stock of the surviving or resulting corporation;

               (c) The transfer of substantially all of the property of the Company other than to an entity of which the Company owns at least 80% of the Voting Stock; or

               (d) The election to the Board of Directors of the Company of three directors without the recommendation or approval of the incumbent Board of Directors of the Company.

         2.5 "CODE" means the Internal Revenue Code of 1986, as amended, or any other provision of law of similar purpose as may at any time be substituted therefor.

         2.6 "COMMITTEE" means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan pursuant to
Section 8.

         2.7. "COMPANY" generally means Krispy Kreme Doughnut Corporation, a North Carolina corporation, and any successor thereto which assumes its obligations under this Plan. For purposes of Sections 2.3 and 2.4, Company means Krispy Kreme Doughnuts, Inc., a North Carolina corporation, and any successor thereto which assumes its obligations under this Plan.

         2.8 "COMPENSATION" means, with respect to a Participant for the period specified, base salary, plus bonuses paid to the Participant under the Company's incentive plans. The amount considered "Compensation" specifically includes any amounts that would be paid to the Participant, but for a compensation reduction agreement pursuant to Code Section 125, the Retirement Savings Plan, or the Deferred Compensation Plan.

         2.9 "DETERMINATION DATE" means the last business day of each Plan Year.

         2.10 "DISABILITY (OR DISABLED)" means a disability as determined under the Company's long-term disability plan.

         2.11 "DISTRIBUTION ELECTION" means the election by a Participant regarding the manner in which his Account will be distributed to him.

         2.12 "EARNINGS" for each Account means the growth credited or debited to the Account on each Determination Date in a Plan Year, which shall be credited or debited at the rates described in the definition of Krispy Kreme Stock Index in Section 2.16, plus any dividends credited to the Account.

         2.13  "EFFECTIVE DATE" means February 1, 1999.

         2.14 "EMPLOYEE" means a person classified by the Company as an employee of the Company or its subsidiaries, regardless of the person's classification by any federal, state or local government, or any of their agencies.

         2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor statute.

         2.16 "KRISPY KREME STOCK INDEX" means the current value of a share of Krispy Kreme Doughnut, Inc. common stock, as reported in the Wall Street Journal or other reliable public source, for that day. If dividends are declared additional stock units representing dividend shares shall be credited, as if the stock units were actually shares of Krispy Kreme Doughnuts, Inc. common stock.

         2.17 "KSOP" means the Krispy Kreme Profit-Sharing Stock Ownership Plan, as it may be amended from time to time.

         2.18  "PARTICIPANT" means a person for whom an Account is maintained.

         2.19. "PLAN" means this Nonqualified Stock Ownership Plan, as amended from time to time.

         2.20 "PLAN YEAR" means the 12 month period ending on the Sunday closest to January 31.

         2.21 "STOCK CONTRIBUTIONS" means the contributions in the form of Krispy Kreme stock credited to a Participant's Account, pursuant to Section 5.1.

         2.22 "YEAR OF SERVICE" means a 12 consecutive month period during which an Employee is credited with at least 1,000 "hours of service" (as defined in the KSOP) with the Employer or any related entity. The first Year of Service shall be measured from the Employee's date of hire; thereafter Years of Service shall be calculated based on the Plan Year.

                                    ARTICLE 3
                           PARTICIPATION AND DEFERRALS

         3.1  ELIGIBILITY AND PARTICIPATION.

              (a) ELIGIBILITY. Eligibility to participate in the Plan shall be limited to those Employees who are selected by the Committee and who are management or highly-compensated employees.

              (b) EFFECTIVE DATE OF PARTICIPATION. An eligible Employee shall become a Participant as of the first day of the month following his completion of a Year of Service.

              (c) Part-Year Participation. Employees who become newly eligible to participate in the Plan may begin their participation in the Plan as of a date or dates determined under rules to be established by the Committee.

              (d) Change in Employment Status. If a Participant ceases to be eligible to participate in the Plan, his Account shall remain in the Plan until it is distributed under the terms of Section 6.

                                    ARTICLE 4
                               STOCK CONTRIBUTIONS

         4.1  STOCK   CONTRIBUTIONS.     The   Company   shall    credit   Stock
              ---------------------
Contributions to the Participant's Account in an amount equal to the percentage of compensation contributed on behalf of Participants under the KSOP, if any, times the Participant's Compensation in excess of the Compensation limit under Code section 401(a)(17). A Participant must be employed on the last day of the Plan Year in order to be credited with a Stock Contribution for such Plan Year, unless the Participant died, became Disabled, or retired after attaining age 55 and completing ten Years of Service during the Plan Year. Compensation earned prior to the date the Participant entered the Plan pursuant to Section 3.1(b) shall not be taken into account for purposes of determining the Company's contribution.

                                    ARTICLE 5
                                    ACCOUNTS

         5.1   ACCOUNT.   For  record-keeping purposes only, Stock Contributions
               -------
and Earnings thereon shall be credited to the Participant's Account. The Account shall be bookkeeping devices utilized for the sole purpose of determining the benefits payable under the Plan and shall not constitute a separate fund of assets.

         5.2  DETERMINATION  OF  ACCOUNTS.  Each  Participant's  Account  as  of
              ---------------------------
each Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:

              (a) STOCK CONTRIBUTIONS. The Account shall be increased by any Stock Contributions, if any, credited since such Determination Date.

              (b) DISTRIBUTIONS. The Account shall be reduced by any benefits distributed to the Participant since such Determination Date.

              (c) EARNINGS. The Account shall be increased or decreased by the Earnings credited to the Account since such Determination Date.

         5.3  INVESTMENT  OF ACCOUNT.  Each  Participant's  Account   shall   be
              ----------------------
deemed to be invested in the Krispy Kreme Stock Index and shall have its earnings credited or debited in accordance with the Krispy Kreme Stock Index. The Participant may not elect to change such index.

         5.4  VESTING  OF  ACCOUNTS.  Each  Participant  shall  be vested in his
              ---------------------
Account based on his Years of Service in accordance with the following vesting schedule:

                    YEARS OF SERVICE               VESTED PERCENTAGE
                    ----------------               -----------------
                           1                              20%
                           2                              40%
                           3                              60%
                           4                              80%
                       5 or more                         100%

Notwithstanding the above schedule, a Participant who terminates employment after attaining age 65 or on account of death or Disability shall be 100% vested.

         5.5 STATEMENT OF ACCOUNTS. The Committee shall give to each Participant
             ---------------------
a statement showing the balances in the Participant's Account on an annual basis and at such other times as may be determined by the Committee.


                                    ARTICLE 6
                                BENEFIT PAYMENTS

         6.1  TIME OF BENEFIT PAYMENTS. When a Participant terminates employment
              ------------------------
with the Company for any reason, including death or Disability, the Company shall pay to the Participant (or the Participant's Beneficiary, in case of death) benefits equal to the vested portion of the Participant's Account on the Determination Date next following the Participant's termination date.

         6.2 MANNER OF BENEFIT PAYMENTS. The Participant's Account shall be paid
             --------------------------
in kind as a distribution of Krispy Kreme Doughnuts, Inc. common stock and as elected in his Distribution Elections or as elected pursuant to subsection (d) below. If the Participant fails to complete a Distribution Election, his Account shall be paid in the form of a lump sum distribution. The alternative forms of benefit payment are:

              (a) A lump-sum distribution which is equal to the Account balance.

              (b) Quarterly installments of the Account balance amortized over a period of up to ten years. Earnings on the unpaid balance shall continue to be credited to Accounts at the appropriate Krispy Kreme Stock Index rate. The Account balance shall be reamortized each year, so that the amount of each installment payment will depend on the Earnings credited or debited to the Account during the prior year.

              (c) SMALL AMOUNTS. Notwithstanding the form elected, if the Participant's total Account has a value of one hundred thousand dollars ($100,000) or less on the applicable Determination Date, the Company may, in its sole discretion, pay such benefit in a lump sum.

              (d) CHANGE IN FORM OF BENEFITS. A Participant may elect to change the manner of benefit payment at any time up to 12 months before the date benefit payments commence. Any changes made to the form of benefit payment within 12 months of the date benefit payments commence will not be valid.

         6.3  WITHHOLDING;  PAYROLL  TAXES.  The  Company  shall  withhold  from
              ----------------------------
payments hereunder any taxes required to be withheld from such payments under federal, state or local law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405 of the Internal Revenue Code, or any successor provision thereto.

         6.4  CODE  SECTION  162(M)   RESTRICTION.   Notwithstanding  any  other
              -----------------------------------
provision of this Plan, if any portion of a payment in a calendar year would be disallowed as a deduction to the Company because the Participant is an employee for that calendar year subject to Section 162(m) (the $1,000,000 limitation on compensation deduction) of the Code, or any successor provision to such Section, that portion shall instead be paid in the first following calendar year during which the Participant is not subject to Section 162(m) of the Code or any successor provision, by February 28th of such year.

         6.5 PAYMENT TO GUARDIAN.  If a distribution  is payable to a minor or a
             -------------------
person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment to the guardian, legal representative, or person having the care and custody of such minor, incompetent, or person. The Committee may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate prior to distribution. The Company may withhold payment under the Plan upon a dispute as to the proper payee(s) or in any other situation in which the proper payee(s) may be in question, until the proper payee(s) are finally determined in a court of law. Distribution of any benefit under the Plan shall completely discharge the Committee from all liability with respect to such benefit.

                                    ARTICLE 7
                             BENEFICIARY DESIGNATION

         7.1  BENEFICIARY DESIGNATION. Each Participant shall have the right, at
              -----------------------
any time, to designate one or more persons or an entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of a Participant's death prior to complete distribution of the Participant's Account. In the event that no separate Beneficiary designation is made under this Plan, the Participant's Beneficiary designation made under the KSOP shall determine to whom benefits under this Plan shall be paid in the event of a Participant's death. If no election is made under either Plan, then the default provisions of the KSOP shall determine the payment of benefits.

                                    ARTICLE 8
                                 ADMINISTRATION

         8.1  COMMITTEE.
              ---------

              (a)  The Committee shall administer this Plan.

              (b) The Committee shall be the Compensation Committee of the Board or such other committee as may be appointed by the Board.

              (c) The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and to decide or resolve any and all questions including interpretations of this Plan, in its sole discretion, as may arise in connection with the Plan.

                                    ARTICLE 9
                        AMENDMENT AND TERMINATION OF PLAN

         9.1  AMENDMENT.
              ---------

              (a) The Board may, at any time, amend the Plan in whole or in part by written instrument, provided that no amendment shall reduce the amount credited to any Account maintained under the Plan as of the date of the amendment.

              (b) Generally, the Company shall amend the Plan by action of the Board. However, the Committee may approve amendments to the Plan, without prior approval or subsequent ratification by the Board, if the amendment: (i) does not significantly change the benefits provided under the Plan (except as required by a change in applicable law); (ii) does not significantly increase the costs of the Plan; and (iii) the amendment is intended either to enable the Plan to remain in compliance with the requirements of the Code, ERISA, or other applicable law, to facilitate administration of the Plan, or to improve the operation of the Plan. A duly authorized officer of the Company shall execute the amendment, evidencing the Company's adoption of the amendment.

         9.2 COMPANY'S RIGHT TO TERMINATE. The Board may, at any time, partially
             ----------------------------
or completely, terminate the Plan.

              (a) PARTIAL TERMINATION. The Board may partially terminate the Plan by instructing the Committee not to accept any additional contributions to the Plan. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to contributions made prior to the effective date of such partial termination.

              (b) COMPLETE TERMINATION. The Board may completely terminate the Plan by instructing the Committee not to accept any additional contributions to the Plan, and by distributing all Accounts under the Plan. If such a complete termination occurs, the Plan shall cease to operate and the Company shall pay out to each Participant the balance in his Account. If termination of the Plan occurs after a Change of Control, payment shall be made in a lump sum; otherwise payment shall be made in a lump sum, unless the Committee determines otherwise.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 UNFUNDED PLAN. This Plan is an unfunded plan maintained  primarily
              -------------
to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Board may terminate the Plan and make no further benefit payments or remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

         10.2 UNSECURED GENERAL CREDITOR.  Participants and their Beneficiaries,
              --------------------------
heirs, successors, and assigns shall have no secured legal or equitable rights, interest or claims in any property or assets of the Company, nor shall they be Beneficiaries of, or have any rights, claims or interests in any property or asset which may be acquired by the Company. Except as provided in Section 10.3, assets of the Company shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

         10.3 TRUST FUND. At its sole discretion,  the Company may establish one
              ----------
or more trusts, with such trustees as the Committee may approve, for the purpose of providing for the payment of benefits owed under the Plan. Although such a trust may be irrevocable, its assets shall be held for payment of all the Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Company shall have no further obligation to pay them. If not paid from any trust, such benefits shall remain the obligation of the Company. Notwithstanding the existence of such a trust, it is intended that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

         10.4 NONASSIGNABILITY. Neither a Participant nor any other person shall
              ================
have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. Except as may otherwise be required by law or order of a court of competent jurisdiction, no part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         10.5  NOT A CONTRACT OF EMPLOYMENT.  This Plan shall not  constitute  a
               ----------------------------
contract of employment between the Company and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.

         10.6  GOVERNING LAW. The provisions of this Plan shall be construed and
               -------------
interpreted according to the laws of the State of North Carolina, except as preempted by federal law.

         10.7 VALIDITY. In case any provision of this Plan shall be held illegal
              --------
or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

         10.8  SUCCESSORS.  The  provisions of this Plan shall bind and inure to
               ----------
the benefit of the Company, its Subsidiaries, and their successors and assigns. The term successors as used herein shall include any corporate or other business entity, which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

         10.9 CAPTIONS.  The captions of the articles,  Sections, and paragraphs
              --------
of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         10.10 ARBITRATION OF DISPUTES. Any controversy or claim arising out of,
               -----------------------
or in any way relating to this Plan shall be settled by arbitration in the city of Greensboro, North Carolina, in accordance with the rules then in force of the American Arbitration Association.

         10.11  UNCLAIMED  BENEFIT.  Each  Participant  shall  keep the  Company
                ------------------
informed of his current address and the current address of his spouse. The Company shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Company within three years after the date on which payment of the Participant's benefit under the Plan may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Company is unable to locate any surviving spouse of the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant or surviving spouse or any other person and such benefit shall be irrevocably forfeited.

         10.12  DISCHARGE  OF  OBLIGATIONS.  Any payment made under this Plan in
                --------------------------
good faith by the Company shall completely discharge the Company of any liability to any other individual who asserts a claim to such payment.

         10.13  LIMITATIONS ON LIABILITY.  Notwithstanding  any of the preceding
                ------------------------
provisions of the Plan, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant, former Participant, surviving spouse or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

         10.14  ENTIRE  AGREEMENT.  This Plan  document  represents  the  entire
                -----------------
agreement between the Company and any Participant in this Plan. This agreement supersedes any and all prior agreements between the Company and any Participant, whether such agreement or agreements were written or oral. Any amendment or modification to the terms of this Plan must be in writing and signed by an authorized officer of the Company. No Participation Election shall in any way amend, modify, alter or revise this Plan. In the event the terms of the Participation Election conflict with the terms of the Plan, the terms of the Plan shall be controlling.

         IN WITNESS WHEREOF, the authorized officers of the Company have signed this document and have affixed the corporate seal on _, 2000, to be effective upon the Effective Date.

                                            KRISPY KREME DOUGHNUT CORPORATION


                                            By: /s/ Scott A. Livengood
                                                ----------------------
                                            Its: President
                                                 ---------
ATTEST:

By: Stephen A. Johnson
    ------------------
Its Assistant Secretary
    ------------------


[Corporate Seal]